DFA INVESTMENT DIMENSIONS GROUP INC.

International Small Company Portfolio
Emerging Markets Small Cap Portfolio

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2018,
AS SUPPLEMENTED ON APRIL 17, 2018

The purpose of this Supplement is to update the Statement of Additional Information ("SAI") of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc. The SAI is hereby revised as follows:
(1) The following information is added to the table in the "Disclosure of Portfolio Holdings—Disclosure of Holdings Information to Recipients" section of the SAI:
Recipient	Business Purpose	Frequency
State Street Bank and Trust Company	Monitoring investor exposure and investment strategy	Monthly

The date of this Supplement is May 18, 2018